UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

Commission File Number: 0-24260

Amedisys, Inc.

(Exact name of registrant as specified in charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3854 American Way, Suite A, Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMED	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2022, the Board of Directors of Amedisys, Inc. (the “Company”) approved Amended and Restated By-Laws (the “Amended and Restated By-Laws”), effective as of such date, in order to, among other things:

•

Update various provisions to reflect recent amendments to the Delaware General Corporation Law, including provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings;

•

Address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including a requirement that any stockholder submitting a director nomination notice make a representation as to whether such stockholder intends to comply with Rule 14a-19(b) under the Exchange Act and a requirement that a stockholder submitting a director nomination notice deliver reasonable evidence that it has complied with the requirements of Rule 14a-19 of the Exchange Act;

•

Revise the procedures and disclosure requirements set forth in the advance notice bylaw provisions, including requiring certain additional information, representations and disclosures from proposing stockholders, proposed nominees and other persons related to a stockholder’s solicitation of proxies and restricting the number of nominees a stockholder may nominate for election at a meeting to the number of directors to be elected at such meeting;

•

Clarify that notices required by the Amended and Restated By-Laws with respect to business at stockholder meetings or director nominations by stockholders be updated and supplemented, if necessary, to be true and correct both as of the record date for the stockholder meeting and 10 business days prior to the date of the stockholder meeting;

•	Require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white; and

•	Make various other updates, including ministerial and conforming changes.

The foregoing description of the amendments to the By-Laws is not complete and is qualified in its entirety by reference to the Amended and Restated By-Laws, attached hereto as Exhibits 3.1 (clean) and 3.2 (marked) to this Current Report on Form 8-K and incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated By-Laws (clean)

3.2	Amended and Restated By-Laws (marked)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Paul B. Kusserow
Paul B. Kusserow
Chief Executive Officer and Chairman of the Board

DATE:	December 16, 2022